As filed with the Securities and Exchange Commission on November 18, 2002
                                                       Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              --------------------
                            MEADWESTVACO CORPORATION
             (Exact name of Registrant as specified in its charter)



            Delaware                            2621                    31-1797999
 (State or other jurisdiction of    (Primary Standard Industrial     (I.R.S. Employer
 incorporation or organization)      Classification Code Number)    Identification No.)


                               One High Ridge Park
                               Stamford, CT 06905
                                  (203)461-7400
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              --------------------
                              WESTVACO CORPORATION
             (Exact name of Registrant as specified in its charter)


           Delaware                            2621                     31-1466285
(State or other jurisdiction of    (Primary Standard Industrial      (I.R.S. Employer
incorporation or organization)      Classification Code Number)     Identification No.)


                               One High Ridge Park
                               Stamford, CT 06905
                                  (203)461-7400
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              --------------------
                              THE MEAD CORPORATION
             (Exact name of Registrant as specified in its charter)


             Ohio                             2631                      31-0535759
(State or other jurisdiction of   (Primary Standard Industrial       (I.R.S. Employer
incorporation or organization)     Classification Code Number)      Identification No.)


                             Mead World Headquarters
                           Courthouse Plaza Northeast
                               Dayton, Ohio 45463
                                  (937)495-6323
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              --------------------

  Wendell L. Willkie, II, Senior Vice President, General Counsel and Secretary
                            MeadWestvaco Corporation
                               One High Ridge Park
                               Stamford, CT 06905
                                  (203)461-7400
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                              --------------------

                                   Copies to:

 Wendell L. Willkie, II, Esq.                    Gerard M. Meistrell, Esq.
Senior Vice President, General                     Gary A. Brooks, Esq.
     Counsel and Secretary                        Cahill Gordon & Reindel
   MeadWestvaco Corporation                            80 Pine Street
      One High Ridge Park                         New York, New York 10005
  Stamford, Connecticut 06905                          (212) 701-3000
        (203) 461-7400

                              --------------------
Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by market conditions.

                              --------------------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

     If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |_|

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |X| 333-84060

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|


                         CALCULATION OF REGISTRATION FEE


============================================================================================================================
                                                              Proposed              Proposed
                                      Amount                   maximum              maximum
   Title of each class of              to be               offering price          aggregate                 Amount of
securities to be registered         registered                per unit         offering price(1)        registration fee (2)
----------------------------------------------------------------------------------------------------------------------------
Debt Securities of
MeadWestvaco Corporation(3)
----------------------------------------------------------------------------------------------------------------------------
Guarantees of Debt
Securities(3)
----------------------------------------------------------------------------------------------------------------------------
Total                               $50,000,000                 100%              $50,000,000                  $4,600
============================================================================================================================


                              --------------------

(1)  Estimated solely for purposes of determining the registration fee.

(2) Registration fee is calculated pursuant to Rule 457(a) under the Securities Act of 1933.

(3) The debt securities of MeadWestvaco being registered hereby may be guaranteed by either or both Westvaco Corporation and The Mead Corporation. Pursuant to Rule 457(n), no separate fee is required to be paid in respect of guarantees of the debt securities which are being registered concurrently.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, with the Securities and Exchange Commission. The contents of registration statement No. 333-84060, including the exhibits thereto, are incorporated by reference into this registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 18th day of November, 2002.


                           MEADWESTVACO CORPORATION
                               (Registrant)


                           By: /s/ John A. Luke, Jr.
                               ---------------------------------------
                               Name:  John A. Luke, Jr.
                               Title: President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:





               Signature                                          Title                              Date
               ---------                                          -----                              ----

                   *                            Chairman of the Board and Director            November 18, 2002
-----------------------------------
            Jerome F. Tatar

         /s/ John A. Luke, Jr.                  President, Chief Executive Officer            November 18, 2002
-----------------------------------             and Director
           John A. Luke, Jr.

                                                Senior Vice President and Chief Financial     November 18, 2002
                   *                            Officer
-----------------------------------             (Principal Financial Officer)
             Karen R. Osar

                   *                            Comptroller                                   November 18, 2002
-----------------------------------             (Principal Accounting Officer)
              John E. Banu

                   *                            Director                                      November 18, 2002
-----------------------------------
             John G. Breen

                   *                            Director                                      November 18, 2002
-----------------------------------
          Michael E. Campbell

                   *                            Director                                      November 18, 2002
-----------------------------------
        Dr. Thomas W. Cole, Jr.

                   *                            Director                                      November 18, 2002
-----------------------------------
            Duane E. Collins

                   *                            Director                                      November 18, 2002
-----------------------------------
           William E. Hoglund

                   *                            Director                                      November 18, 2002
-----------------------------------
            James G. Kaiser

                   *                            Director                                      November 18, 2002
-----------------------------------
           Richard B. Kelson

                   *                            Director                                      November 18, 2002
-----------------------------------
              John A. Krol


                                      S-2

                   *                            Director                                      November 18, 2002
-----------------------------------
             Susan J. Kropf

                   *                            Director                                      November 18, 2002
-----------------------------------
            Douglas S. Luke

                   *                            Director                                      November 18, 2002
-----------------------------------
          Robert C. McCormack

                   *                            Director                                      November 18, 2002
-----------------------------------
         Lee J. Styslinger, Jr.

                   *                            Director                                      November 18, 2002
-----------------------------------
             Jane L. Warner

                   *                            Director                                      November 18, 2002
-----------------------------------
           J. Lawrence Wilson

                                                Director                                      November 18, 2002
-----------------------------------
          Richard A. Zimmerman


*By:       /s/ John A. Luke, Jr.
      -----------------------------
            John A. Luke, Jr.
           as Attorney in Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 18th day of November, 2002.


                            WESTVACO CORPORATION
                                (Registrant)


                            By: /s/ John A. Luke, Jr.
                                -----------------------------------------------
                                Name:   John A. Luke, Jr.
                                Title:  Chairman, Chief Executive
                                          Officer and President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


               Signature                                          Title                              Date

         /s/ John A. Luke, Jr.                  Chairman, Chief Executive Officer,          November 18, 2002
---------------------------------------         President and Director
           John A. Luke, Jr.

                   *                            Senior Vice President and Chief Financial   November 18, 2002
---------------------------------------         Officer (Principal Financial Officer)
             Karen R. Osar

                   *                            Vice President and Comptroller              November 18, 2002
---------------------------------------         (Principal Accounting Officer)
              John E. Banu

                   *                            Director                                    November 18, 2002
---------------------------------------
            James A. Buzzard

                   *                            Director                                    November 18, 2002
---------------------------------------
             Ian W. Millar

                   *                            Director                                    November 18, 2002
---------------------------------------
            Jerome F. Tatar


*By:       /s/ John A. Luke, Jr.
      ---------------------------------
            John A. Luke, Jr.
           as Attorney in Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 18th day of November, 2002.


                         THE MEAD CORPORATION
                             (Registrant)


                         By: /s/ John A. Luke, Jr.
                             ------------------------------------------------
                             Name:   John A. Luke, Jr.
                             Title:  President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


               Signature                                          Title                              Date



                   *                            Chairman and Director                       November 18, 2002
--------------------------------------
            Jerome F. Tatar
                                                President, Chief Executive Officer and      November 18, 2002
         /s/ John A. Luke, Jr.                  Director
--------------------------------------
           John A. Luke, Jr.

                   *                            Vice President and Chief Financial          November 18, 2002
--------------------------------------          Officer (Principal Financial Officer)
             Karen R. Osar

                   *                            Comptroller                                 November 18, 2002
--------------------------------------          (Principal Accounting Officer)
              John E. Banu

                   *                            Director                                    November 18, 2002
--------------------------------------
            James A. Buzzard

                   *                            Director                                    November 18, 2002
--------------------------------------
             Ian W. Millar



*By:       /s/ John A. Luke, Jr.
     ---------------------------------
            John A. Luke, Jr.
           as Attorney in Fact

                                  EXHIBIT INDEX


(5) Opinion of Wendell L. Willkie, II, Esq. as Senior Vice President and General Counsel of MeadWestvaco Corporation.

(23)(a) Consent of Deloitte & Touche LLP.

(23)(b) Consent of PricewaterhouseCoopers LLP.

(23)(c) Consent of Wendell L. Willkie, II, Esq. (included in Exhibit (5)).

(24) Power of Attorney of certain officers and directors (filed as Exhibit 24 to the Registration Statement on Form S-3 of MeadWestvaco Corporation (File No. 333-84060) and incorporated herein by reference.

                                                                       EXHIBIT 5

                     OPINION OF WENDELL L. WILLKIE, II, ESQ.






                                                               November 18, 2002

MeadWestvaco Corporation
One High Ridge Park
Stamford, CT 06905

Gentlemen:

     As Senior Vice President, General Counsel and Secretary for MeadWestvaco Corporation (the "Company") I have acted as your counsel in connection with a Rule 462(b) registration statement on Form S-3 (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 as amended (the "Securities Act"), for the registration of $50,000,000 aggregate principal amount of debt securities (the "Securities") of the Company.

     The Securities are to be offered under the indenture incorporated by reference as Exhibit 4(a) to the registration statement on Form S-3 (No. 333-84060) (the "Initial Registration Statement"), which includes the related prospectus (the "Prospectus"), previously filed with the Commission under the Securities Act and entered into by the Company, the guarantors named therein and The Bank of New York, as Trustee, dated as of April 2, 2002 (the "Indenture"). The Registration Statement incorporates by reference the Initial Registration Statement and the Prospectus included therein.

     I have examined such corporate records, documents, certificates and instruments as in my judgment are necessary and appropriate to enable me to render the opinion expressed below and I have examined and participated in the preparation of the Securities and the Registration Statement, the Initial Registration Statement and the Prospectus referred to below. I have also examined and am familiar with the Indenture, the form of Security filed as
Exhibit 4(b) to the Initial Registration Statement to be issued pursuant to the Indenture and the form of Guarantee (the "Guarantee") contained in the Indenture, each of which has been incorporated by reference to the Registration Statement.

     It is my opinion that:

          (a) The Company has been incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

          (b) The Indenture is a valid and binding instrument, enforceable according to its terms, except as enforcement may be limited by bankruptcy, insolvency or other laws affecting enforcement of creditors' rights;

          (c) The issuance of the Securities has been authorized by the Company and when a Security has been executed, authenticated and delivered in accordance with the terms of the Indenture, and as described in the Initial Registration Statement and in the applicable underwriting agreement (the "Underwriting Agreement") filed as an exhibit to a current report on Form 8-K incorporated by reference therein, such Security will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other laws affecting enforcement of creditors' rights and will be entitled to the benefits of the Indenture; and

          (d) The issuance of the Guarantees has been authorized by each of the guarantors, and if and when a Guarantee is executed and delivered by a guarantor, as contemplated by the Indenture and as described in the Initial Registration Statement and in the Underwriting Agreement, such Guarantee will constitute a valid and legally binding obligation of such guarantor enforceable in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency or other laws affecting creditors' rights.

     I consent to the filing of this Opinion as an exhibit to the Registration Statement of the Company filed with the Commission for the registration of the Securities under the Securities Act, and to the use of my name under the heading, "Legal Opinions," in the Prospectus.

                               Very truly yours,


                               /s/ Wendell L. Willkie, II
                               --------------------------------------------
                               Wendell L. Willkie, II
                               Senior Vice President, General Counsel
                               and Secretary

                                                                   EXHIBIT 23(a)





                        CONSENT OF DELOITTE & TOUCHE LLP


We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 29, 2002 (which expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in its method of accounting for derivative instruments effective January 1, 2001 and the Company's change in its method of revenue recognition for provisions included in certain sales agreements effective January 1, 2000), which is included in the Current Report on Form 8-K/A, filed March 8, 2002, of MeadWestvaco Corporation. We also consent to the incorporation by reference of our report on MW Holding Corporation dated September 27, 2001, which is included in the Joint Proxy Statement and Prospectus of Westvaco Corporation and The Mead Corporation. We also consent to the incorporation by reference of our report dated May 7, 2001, accompanying the financial statements of The Mead 401(k) Plan included on Form 10-K/A Amendment No. 1 to the Annual Report on Form 10-K of The Mead Corporation for the year ended December 31, 2000. We also consent to the incorporation by reference of our report dated November 8, 2001, accompanying the financial statements of The Mead Corporation Employee Stock Purchase Plan included on Form 10-K/A Amendment No. 2 to the Annual Report on Form 10-K of The Mead Corporation for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in the Prospectus, which is incorporated by reference in this Registration Statement.





/s/ Deloitte & Touche LLP
-----------------------------------
Deloitte & Touche LLP


Dayton, Ohio
November 18, 2002

                                                                   EXHIBIT 23(b)



                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 15, 2002 relating to the MeadWestvaco Corporation (formerly Westvaco Corporation) consolidated financial statements, which appears in the 2001 Financial Report to Shareholders, which is incorporated by reference in MeadWestvaco Corporation's Transition Period Report on Form 10-K for the two months in the period ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




/s/ PricewaterhouseCoopers LLP
------------------------------------
PricewaterhouseCoopers LLP

New York, New York
November 18, 2002